UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 30, 1997

                             KARRINGTON HEALTH, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Ohio                        0-28656                     31-1461482
---------------               ----------------            ------------------
(State or other               (Commission File              (IRS Employer
jurisdiction of                    Number)                Identification No.)
incorporation)



                  919 Old Henderson Road, Columbus, Ohio 43220
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (614) 451-5151



                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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


Item 2.     Acquisition or Disposition of Assets

      On April 30, 1997, Karrington Health, Inc. (the "Company") completed its acquisition of Kensington Management Group, Inc. (Kensington), an unrelated third party which consisted of eight affiliated entities. The Company purchased the assets of six of these entities and purchased the stock of the remaining two entities. Kensington operates innovative Alzheimer's care communities which provide Alzheimer's care programs using medical doctors with geriatric and dementia specialties. The Company will continue to operate the acquired residences under the Kensington name. The following table sets forth certain information regarding Kensington residences as of April 30, 1997:

--------------------------------------------------------------------------------
                                            Commenced                  Licensed
Open Residences         Location            Operations         Units     Beds
--------------------------------------------------------------------------------

Kensington Buffalo      Buffalo, MN         January 1981        72        77
--------------------------------------------------------------------------------
Kensington Bismarck     Bismarck, ND        May 1984            72        90
--------------------------------------------------------------------------------
Buffalo Cottages I      Buffalo, MN         November 1993       12        20
--------------------------------------------------------------------------------
Buffalo Cottages II     Buffalo, MN         October 1994        12        20
--------------------------------------------------------------------------------
Bismarck Cottages       Bismarck, ND        November 1993       12        24
--------------------------------------------------------------------------------
Waterloo Cottages       Waterloo, IA        October 1994        12        24
--------------------------------------------------------------------------------
Mankato Cottages        Mankato, MN         September 1995      12        23
--------------------------------------------------------------------------------
Rochester Cottages I    Rochester, MN       March 1995          12        22
--------------------------------------------------------------------------------
Rochester Cottages II   Rochester, MN       April 1996          12        22
--------------------------------------------------------------------------------
Rochester Cottages III  Rochester, MN       January 1997        16        28
--------------------------------------------------------------------------------
                                                       Total    244       350
================================================================================

Residences                                  Planned                    Licensed
Under Construction      Location            Opening Date       Units     Beds
--------------------------------------------------------------------------------

Rochester Cottages IV   Rochester, MN       July 1997           16        28
--------------------------------------------------------------------------------
Rochester Cottages V    Rochester, MN       November 1997       16        28
--------------------------------------------------------------------------------
                                                       Total    32        56
================================================================================


      The 10 open residences had an average occupancy of 95% as of May 1, 1997.

      The aggregate purchase price for the ten open residences, the two residences under construction and a management company approximated $28 million and was determined through negotiations. The total consideration paid consisted of $21.7 million of new bank debt, $1.7 million of assumed bank debt, $1.5 million of the Company's common stock (137,363 shares) and approximately $3.1 million in cash.


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


Item 7.     Financial Statements and Exhibits

(a)   Financial statements of businesses acquired.

      The financial statements required by Item 7(a) are presently being prepared and have not been included in this Form 8K. The required financial statements will be filed by an amendment as soon as practical and, in any event, within 60 days from the date of this report.


(b)   Proforma financial information

      The proforma financial information required by Item 7(b) is presently being prepared and has not been included in this Form 8K. The required proforma information will be filed by an amendment as soon as practical and, in any event, within 60 days from the date of this report.


(c)   Exhibits

-------------------------------------------------------------------------------
Exhibit No.       Exhibit Name
-------------------------------------------------------------------------------

2.1 Stock Purchase Agreement dated April 24, 1997 by and among Kensington Cottages Corporation of America, Karrington Health, Inc., Kensington Cottages Corporation of Minnesota and the individual shareholders of Kensington Cottages Corporation of Minnesota.
-------------------------------------------------------------------------------
2.2 Agreement and Plan of Merger dated April 24, 1997 by and among Karrington Health, Inc., Kensington Mergeco, Inc., Kensington Management Group, Inc. and Jon D. Rappaport.
-------------------------------------------------------------------------------
2.3 Asset Purchase Agreement dated April 24, 1997 by and among Kensington Cottages Corporation of America, Karrington Health, Inc., Buffalo Hills Residence and Jon D. Rappaport.
-------------------------------------------------------------------------------
2.4               Asset  Purchase  Agreement  dated  April 24,  1997 by and
                  among   Kensington   Cottages   Corporation  of  America,
                  Karrington Health, Inc., Centex-Kensington (Mankato I) Partnership, Centex Senior Services Corporation, Centex Life Solutions, Inc., Kensington Cottages Corporation of Mankato and Jon D.
                  Rappaport.
-------------------------------------------------------------------------------
2.5               Asset  Purchase  Agreement  dated  April 24,  1997 by and
                  among   Kensington   Cottages   Corporation  of  America,
                  Karrington Health, Inc.,  Kensington Cottages Corporation
                  of North Dakota and the individual shareholders of Kensington Cottages Corporation of North Dakota.
-------------------------------------------------------------------------------
2.6 Asset Purchase Agreement dated April 24, 1997 by and among Kensington Cottages Corporation of America, Karrington Health, Inc., Kensington Cottages Corporation of Rochester and Jon D. Rappaport.
-------------------------------------------------------------------------------
2.7 Asset Purchase Agreement dated April 24, 1997 by and among Kensington Cottages Corporation of America, Karrington Health, Inc., Kensington Cottages Corporation of Iowa and
                  the individual shareholders of Kensington Cottages Corporation of Iowa.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Exhibit No.       Exhibit Name
-------------------------------------------------------------------------------

2.8 Asset Purchase Agreement dated April 24, 1997 by and among Kensington Cottages Corporation of America, Karrington Health, Inc., Bismarck Investors, Kensington Living
                  Centers, Inc. and Jon D. Rappaport.
===============================================================================


     The above exhibits will be filed by amendment to this Form 8K. Attachments to the above exhibits will be omitted as they do not contain information which is considered material to an investment decision or such information is otherwise disclosed in the agreement. Omitted attachments primarily represent legal opinions, closing certificates and various schedules which will be furnished supplementally upon request by the Commission.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                KARRINGTON HEALTH, INC.




Date: May 15, 1997                         By: /s/Mark N. Mace
                                               -----------------------------
                                                  Mark N. Mace
                                                  Senior Vice President, Finance
                                                  and Treasurer

                                INDEX TO EXHIBITS


  ------------------------------------------------------------------------------
  Exhibit Number  Description
  ------------------------------------------------------------------------------

  2.1 * Stock Purchase Agreement dated April 24, 1997 by and among Kensington Cottages Corporation of America, Karrington Health, Inc., Kensington Cottages Corporation of Minnesota and the individual shareholders of Kensington Cottages Corporation of Minnesota.
  ------------------------------------------------------------------------------
  2.2 *           Agreement and Plan of Merger dated April 24, 1997 by and
                  among Karrington Health, Inc., Kensington Mergeco, Inc., Kensington Management Group, Inc. and Jon D. Rappaport.
  ------------------------------------------------------------------------------
  2.3 * Asset Purchase Agreement dated April 24, 1997 by and among Kensington Cottages Corporation of America, Karrington
                  Health, Inc., Buffalo Hills Residence and Jon D. Rappaport.
  ------------------------------------------------------------------------------
  2.4 * Asset Purchase Agreement dated April 24, 1997 by and among Kensington Cottages Corporation of America, Karrington Health, Inc., Centex-Kensington (Mankato I) Partnership, Centex Senior Services Corporation, Centex Life Solutions, Inc., Kensington Cottages Corporation of Mankato and Jon D. Rappaport.
  ------------------------------------------------------------------------------
  2.5 * Asset Purchase Agreement dated April 24, 1997 by and among Kensington Cottages Corporation of America, Karrington Health, Inc., Kensington Cottages Corporation of North Dakota and the individual shareholders of Kensington Cottages Corporation of North Dakota.
  ------------------------------------------------------------------------------
  2.6 * Asset Purchase Agreement dated April 24, 1997 by and among Kensington Cottages Corporation of America, Karrington
                  Health, Inc., Kensington Cottages Corporation of Rochester
                  and Jon D. Rappaport.
  ------------------------------------------------------------------------------
  2.7 * Asset Purchase Agreement dated April 24, 1997 by and among Kensington Cottages Corporation of America, Karrington Health, Inc., Kensington Cottages Corporation of Iowa and the individual shareholders of Kensington Cottages Corporation of Iowa.
  ------------------------------------------------------------------------------
  2.8 * Asset Purchase Agreement dated April 24, 1997 by and among Kensington Cottages Corporation of America, Karrington
                  Health, Inc., Bismarck Investors, Kensington Living Centers, Inc. and Jon D. Rappaport.
  ==============================================================================

  * To be filed by amendment.




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